UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

Marizyme, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1645 Palm Beach Lakes Drive, Suite 1200

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 9, 2026, the Board of Directors (the “Board”) of Marizyme, Inc. (the “Company”) (i) determined that the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors was in the best interests of the Company, and (ii) authorized the Company to enter into a general assignment for the benefit of creditors (the “Assignment Agreement”), by and between the Company and Peter Hurwitz, as assignee (the “Assignee”), which provides for the transfer of all or substantially all of the Company’s assets to the Assignee (the “Assignment”). The Company entered into the Assignment Agreement on April 14, 2026.

The foregoing descriptions of the Assignment Agreement and the Assignment are only a summary and are qualified in their entirety by reference to the complete text of the Assignment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.03. Bankruptcy or Receivership.

The information contained above in Item 1.01 relating to the Assignment Agreement and the Assignment is hereby incorporated by reference into this Item 1.03.

The Assignee intends to commence an assignment for the benefit of creditors proceeding by filing a petition in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida in accordance with Chapter 727, Florida Statutes on or before April 17, 2026.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 relating to the Assignment Agreement and the Assignment is hereby incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Assignment for the Benefit of Creditors, dated April 14, 2026, by and between Marizyme, Inc. and Peter Hurwitz

104	Cover Page Interactive Data File

* Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIZYME, INC.

Dated: April 17, 2026	By:	/s/ David Barthel
	Name:	David Barthel
	Title:	Chief Executive Officer